UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

FibroBiologics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41934	86-3329066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300
Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 671-5150

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FBLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2026, FibroBiologics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the FibroBiologics, Inc. 2026 Equity and Incentive Compensation Plan (the “2026 Plan”), which succeeds the FibroBiologics, Inc. 2022 Stock Plan (the “Predecessor Plan”). On April 22, 2026, upon the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, the Board approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, the 2026 Plan to succeed the Predecessor Plan. Upon stockholder approval at the Annual Meeting, the 2026 Plan became effective as of June 22, 2026.

In general, the 2026 Plan will be administered by the Committee, and will enable the Committee to provide equity-based or cash-based compensation, including in the form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards and certain other awards based on or related to shares of the Company’s common stock. The purpose of these awards is to attract and retain the Company’s employees, officers, consultants, and non-employee directors, and to provide such persons with incentives and rewards for service or performance. The 2026 Plan permits the Committee to make certain performance-based awards to participants under the 2026 Plan, which awards will be earned based on the achievement of certain management objectives, all as further described in the 2026 Plan.

Subject to adjustment as described in the 2026 Plan, and subject to the 2026 Plan’s share counting rules, as of June 22, 2026, 2,061,968 shares of common stock, par value $0.00001 per share (the “Common Stock”) (consisting of 2,000,000 new shares approved for issuance at the Annual Meeting, plus 61,968 shares that remained available for issuance under the Predecessor Plan), are available for awards granted under the 2026 Plan. Pursuant to the “evergreen” provisions of the 2026 Plan, the number of available shares under the 2026 Plan will be increased on the first day of each fiscal year beginning in 2027 and ending in 2036, by an amount equal to the lesser of (a) 4% of the shares of Common Stock outstanding on the last day of the preceding fiscal year and (b) such smaller number of shares as determined by the Board. Shares underlying certain awards under the 2026 Plan and certain awards under the Predecessor Plan that are cancelled or forfeited, expire, are settled for cash, or are unearned, will again be available under the 2026 Plan.

The 2026 Plan also provides that, subject to adjustment as described in the 2026 Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 2,000,000 shares, and non-employee Board members will not be granted more than $800,000 in compensation for such service in any one calendar year, determined as described in the 2026 Plan. The Board generally will be able to amend the 2026 Plan, in certain circumstances as described in the 2026 Plan.

Further description of the principal features of the 2026 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 5, 2026, under the heading “Proposal 4 – Approval of the FibroBiologics, Inc. 2026 Equity and Incentive Compensation Plan.”

These descriptions of the 2026 Plan do not purport to be complete, and are qualified in their entirety by the full text of the 2026 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Also attached hereto as Exhibits 10.2 is the form of stock option agreement to be used in connection with grants pursuant to the 2026 Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 22, 2026. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. At the Annual Meeting, shares representing 4,174,791 votes were represented in person or by proxy out of the 6,833,915 votes entitled to be cast as of April 24, 2026, the record date for the Annual Meeting. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Pete O’Heeron was elected as a Class III director, by a majority of the votes cast and entitled to vote on the election of directors, to hold office until the 2029 Annual Meeting of Stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
2,795,804	119,185	27,511	1,232,291

In addition to the director elected above, Richard Cilento, Jr. and Robert E. Hoffman will continue to serve as directors until the 2027 Annual Meeting of Stockholders and Matthew Link and Victoria Niklas, M.D. will continue to serve as directors until the 2028 Annual Meeting of Stockholders, and in each case until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal. As previously disclosed, Stacy Coen did not stand for re-election to the Board at the Annual Meeting. Accordingly, her term as a Class III director expired at the conclusion of the Annual Meeting.

Proposal No. 2

The appointment by the Audit Committee of the Board of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified by the following vote::

For	Against	Abstain
4,112,372	43,143	19,276

Proposal No. 3

For purposes of Nasdaq Listing Rule 5635(d), the issuance of up to 2,272,728 shares of common stock issuable upon the exercise of outstanding common warrants issued pursuant to those certain Securities Purchase Agreements, each dated March 31, 2026, by and among the Company and the purchasers party thereto, or the March SPA, and up to 159,091 shares of common stock issuable upon the exercise of outstanding common warrants issued pursuant to that certain Engagement Letter, dated November 10, 2025, between the Company and H.C. Wainwright & Co., LLC, as amended on March 12, 2026, or the Engagement Letter, in connection with the March SPA, was approved by the following vote::

For	Against	Abstain	Broker Non-Votes
2,820,710	97,016	24,774	1,232,291

Proposal No. 4

The FibroBiologics, Inc. 2026 Equity and Incentive Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
2,620,158	297,025	25,317	1,232,291

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	FibroBiologics, Inc. 2026 Equity and Incentive Compensation Plan
Exhibit 10.2	Form of Stock Option Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FibroBiologics, Inc.

Date:	June 23, 2026	By:	/s/ Pete O'Heeron
Name: Pete O'Heeron Title: Chief Executive Officer